Exhibit 99.2

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF INCOME

	For the three months		For the nine months
	ended September 30,		ended September 30,
	2016	2015	2016	2015
	(unaudited; in millions, except per unit amounts)
Operating revenues:
Commodity sales	$440.7	$597.7	$1,197.9	$2,101.3
Commodity sales - affiliate	1.3	12.2	7.9	62.4
Transportation and other services	649.9	621.4	1,944.1	1,744.6
Transportation and other services - affiliate	28.7	36.4	81.2	101.1
	1,120.6	1,267.7	3,231.1	4,009.4
Operating expenses:
Commodity costs	396.1	503.3	1,082.0	1,912.0
Commodity costs - affiliate	7.9	19.4	29.1	60.4
Environmental costs, net of recoveries	(8.7)	1.1	8.3	1.1
Operating and administrative	113.6	163.3	312.4	353.0
Operating and administrative - affiliate	111.0	117.3	339.6	351.9
Power	74.3	71.6	206.8	192.4
Depreciation and amortization	148.6	136.9	434.4	394.8
Goodwill impairment	-	-	-	246.7
Asset impairment	756.7	-	767.7	12.3
	1,599.5	1,012.9	3,180.3	3,524.6
Operating income (loss)	(478.9)	254.8	50.8	484.8
Interest expense, net	(112.3)	(88.2)	(326.7)	(214.5)
Allowance for equity used during construction	10.1	13.7	35.7	54.0
Other income	8.7	8.8	22.9	20.7
Income (loss) before income tax expense	(572.4)	189.1	(217.3)	345.0
Income tax expense	(2.2)	(4.6)	(7.2)	(3.2)
Net income (loss)	(574.6)	184.5	(224.5)	341.8
Less: Net income (loss) attributable to:
Noncontrolling interest	(191.9)	77.8	(52.8)	139.1
Series 1 preferred unit distributions	22.5	22.5	67.5	67.5
Accretion of discount on Series 1 preferred units	1.2	2.1	3.5	10.1
Net income (loss) attributable to general and limited partner
ownership interests in Enbridge Energy Partners, L.P.	$(406.4)	$82.1	$(242.7)	$125.1
Net income (loss) allocable to common units and i-units	$(452.6)	$26.1	$(400.8)	$(37.4)
Net income (loss) per common unit and i-unit (basic and diluted)	$(1.31)	$0.07	$(1.16)	$(0.11)
Weighted average common units and i-units outstanding (basic and diluted)	349.1	341.1	347.0	337.9

1

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the nine months
	ended September 30,
	2016	2015
	(unaudited; in millions)
Cash provided by operating activities:
Net income (loss)	$(224.5)	$341.8
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	434.4	394.8
Derivative fair value net losses	97.9	40.0
Inventory market price adjustments	-	5.4
Goodwill impairment	-	246.7
Environmental costs, net of recoveries	6.3	0.7
Distributions from investments in joint ventures	22.0	20.5
Equity earnings from investments in joint ventures	(22.0)	(20.5)
Loss on sales of assets	1.6	3.2
Allowance for equity used during construction	(35.7)	(54.0)
Amortization of debt issuance and hedging costs	31.3	8.8
Asset impairment	767.7	12.3
Other	3.8	1.0
Changes in operating assets and liabilities, net of acquisitions:
Receivables, trade and other	15.0	36.2
Due from General Partner and affiliates	(43.7)	(28.1)
Accrued receivables	30.8	216.2
Inventory	(32.0)	0.5
Current and long-term other assets	(22.6)	(33.6)
Due to General Partner and affiliates	20.2	80.5
Accounts payable and other	(84.8)	(11.5)
Environmental liabilities	(15.1)	(34.5)
Accrued purchases	(8.0)	(175.1)
Interest payable	20.3	0.3
Property and other taxes payable	(1.8)	2.7
Net cash provided by operating activities	961.1	1,054.3

Cash used in investing activities:
Additions to property, plant and equipment	(891.1)	(1,556.2)
Asset acquisitions	-	(85.0)
Changes in restricted cash	19.1	65.8
Proceeds from the sale of net assets	13.6	5.3
Investments in joint ventures	-	(3.0)
Distributions from investments in joint ventures in excess of cumulative earnings	12.3	9.5
Other	(3.5)	(2.9)
Net cash used in investing activities	(849.6)	(1,566.5)

Cash provided by (used in) financing activities:
Net proceeds from unit issuances	-	294.8
Distributions to partners	(648.1)	(619.9)
Repayments to General Partner	-	(306.0)
Net borrowings under credit facilities	510.0	785.0
Net commercial paper repayments	(33.8)	(291.0)
Contributions from noncontrolling interest	79.2	740.6
Distributions to noncontrolling interest	(125.2)	(178.7)
Other	(0.8)	-
Net cash provided by (used in) financing activities	(218.7)	424.8

Net decrease in cash and cash equivalents	(107.2)	(87.4)
Cash and cash equivalents at beginning of year	148.1	197.9
Cash and cash equivalents at end of period	$40.9	$110.5

2

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	September 30,	December 31,
	2016	2015
	(unaudited; in millions)
ASSETS
Current assets:
Cash and cash equivalents	$40.9	$148.1
Restricted cash	15.5	37.6
Receivables, trade and other, net of allowance for doubtful accounts of $2.3 million
and $2.5 million at September 30, 2016 and December 31, 2015, respectively	20.0	25.2
Due from General Partner and affiliates	103.1	59.4
Accrued receivables	47.1	77.9
Inventory	66.9	35.1
Other current assets	119.5	173.0
	413.0	556.3
Property, plant and equipment, net	16,894.0	17,412.4
Intangible assets, net	263.8	280.0
Other assets, net	529.2	525.6
	$18,100.0	$18,774.3
LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities:
Due to General Partner and affiliates	$211.1	$190.9
Accounts payable and other	420.8	654.9
Environmental liabilities	104.8	95.8
Accrued purchases	138.1	146.1
Interest payable	119.2	98.9
Property and other taxes payable	101.9	103.7
Current maturities of long-term debt	300.0	300.0
	1,395.9	1,590.3

Long-term debt	8,208.4	7,728.4
Due to General Partner and affiliates	305.8	238.3
Other long-term liabilities	368.5	305.2
	10,278.6	9,862.2

Commitments and contingencies
Partners’ capital:
Series 1 preferred units (48,000,000 authorized and issued at September 30, 2016 and
December 31, 2015)	1,190.3	1,186.8
Class D units (66,100,000 authorized and issued at September 30, 2016 and
December 31, 2015)	2,517.6	2,517.6
Class E units (18,114,975 authorized and issued at September 30, 2016 and
December 31, 2015)	778.2	778.2
Class A common units (262,208,428 authorized and issued at September 30, 2016
and December 31, 2015)	-	-
Class B common units (7,825,500 authorized and issued at September 30, 2016
and December 31, 2015)	-	-
i-units (79,995,981 and 73,285,739 authorized and issued at September 30, 2016 and
December 31, 2015, respectively)	-	212.6
Incentive distribution units (1,000 authorized and issued at September 30, 2016 and
December 31, 2015)	495.1	495.0
General Partner	(530.9)	147.4
Accumulated other comprehensive loss	(474.6)	(370.0)
Total Enbridge Energy Partners, L.P. partners’ capital	3,975.7	4,967.6
Noncontrolling interest	3,845.7	3,944.5
Total partners’ capital	7,821.4	8,912.1
	$18,100.0	$18,774.3

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NET INCOME PER LIMITED PARTNER UNIT

We allocate our net income among our Series 1 Preferred Units, or Preferred Units, our General Partner interest and our limited partner units using the two-class method in accordance with applicable authoritative accounting guidance. Under the two-class method, we allocate our net income attributable to our General Partner and our limited partners according to the distribution formula for available cash as set forth in our partnership agreement. We allocate our net income to our limited partners owning Class D units and Class E units equal to the distributions that they receive. We also allocate any earnings in excess of distributions to our General Partner and limited partners owning Class A and Class B common units and i-units utilizing the distribution formula for available cash specified in our partnership agreement. We allocate any distributions in excess of earnings for the period to our General Partner and limited partners owning Class A and B common units and i-units based on their sharing of losses of 2% and 98%, respectively, as set forth in our partnership agreement. We calculate distributions to the General Partner and limited partners based upon the distribution rates and percentages set forth in the following table:

Distribution Targets	Portion of Quarterly Distribution Per Unit	Percentage Distributed to General Partner and IDUs (1)	Percentage Distributed to Limited partners
Minimum Quarterly Distribution	Up to $0.5435	2%	98%
First Target Distribution	> $0.5435	25%	75%

_____________________________

(1)	For distributions in excess of the Minimum Quarterly Distribution, this percentage includes both the General Partner's distributions of 2% and the distribution to the Incentive Distribution Unit holder, a wholly-owned subsidiary of our General Partner.

We determined basic and diluted net income per limited partner unit as follows:

	For the three months		For the nine months
	ended September 30,		ended September 30,
	2016	2015	2016	2015
	(in millions, except per unit amounts)
Net income (loss)	$(574.6)	$184.5	$(224.5)	$341.8
Less: Net income (loss) attributable to:
Noncontrolling interest	(191.9)	77.8	(52.8)	139.1
Series 1 preferred unit distributions	22.5	22.5	67.5	67.5
Accretion of discount on Series 1 preferred units	1.2	2.1	3.5	10.1
Net income (loss) attributable to general and limited partner
interests in Enbridge Energy Partners, L.P.	(406.4)	82.1	(242.7)	125.1
Distributions:
Incentive distributions	(5.3)	(5.3)	(15.7)	(13.8)
Distributed earnings attributed to our General Partner	(5.2)	(5.1)	(15.7)	(15.3)
Distributed earnings attributed to Class D and Class E units	(49.1)	(49.1)	(147.3)	(146.2)
Total distributed earnings to our General Partner, Class D and
Class E units and IDUs	(59.6)	(59.5)	(178.7)	(175.3)
Total distributed earnings attributed to our common units and
i-units	(204.1)	(199.2)	(608.7)	(591.2)
Total distributed earnings	(263.7)	(258.7)	(787.4)	(766.5)
Overdistributed earnings	$(670.1)	$(176.6)	$(1,030.1)	$(641.4)
Weighted average common units and i-units outstanding	349.1	341.1	347.0	337.9

Basic and diluted earnings per unit:
Distributed earnings per common unit and i-unit (1)	$0.58	$0.58	$1.75	$1.75
Overdistributed earnings per common unit and i-unit (2)	(1.89)	(0.51)	(2.91)	(1.86)
Net income (loss) per common unit and i-unit (basic and diluted) (3)	$(1.31)	$0.07	$(1.16)	$(0.11)

(1)	Represents the total distributed earnings to common units and i-units divided by the weighted average number of common units and i-units outstanding for the period.
(2)	Represents the common units' and i-units' share (98%) of distributions in excess of earnings divided by the weighted average number of common units and i-units outstanding for the period and overdistributed earnings allocated to the common units and i-units based on the distribution waterfall that is outlined in our partnership agreement.
(3)	For the three and nine months ended September 30, 2016 and 2015, 43,201,310 anti-dilutive Preferred units, 66,100,000 anti-dilutive Class D units and 18,114,975 anti-dilutive Class E units were excluded from the if-converted method of calculating diluted earnings per unit.

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SEGMENT INFORMATION

Our business is divided into operating segments, defined as components of the enterprise, about which financial information is available and evaluated regularly by our Chief Operating Decision Maker, collectively comprised of our senior management, in deciding how resources are allocated and performance is assessed.

Each of our reportable segments is a business unit that offers different services and products that are managed separately, because each business segment requires different operating strategies. We have segregated our business activities into two distinct operating segments:

•	Liquids; and

•	Natural Gas.

The following tables present certain financial information relating to our business segments and corporate activities:

	For the three months ended September 30, 2016
	Liquids	Natural Gas	Corporate (1)	Total
	(in millions)
Operating revenues: (2)
Commodity sales	$-	$442.0	$-	$442.0
Transportation and other services	634.6	44.0	-	678.6
	634.6	486.0	-	1,120.6
Operating expenses:
Commodity costs	-	404.0	-	404.0
Environmental costs, net of recoveries	(8.7)	-	-	(8.7)
Operating and administrative	149.7	71.7	3.2	224.6
Power	74.3	-	-	74.3
Asset impairment	756.7	-	-	756.7
Depreciation and amortization	109.4	39.2	-	148.6
	1,081.4	514.9	3.2	1,599.5
Operating loss	(446.8)	(28.9)	(3.2)	(478.9)
Interest expense, net	-	-	(112.3)	(112.3)
Allowance for equity used during construction	-	-	10.1	10.1
Other income	-	8.3 (3)	0.4	8.7

Loss before income tax expense	(446.8)	(20.6)	(105.0)	(572.4)
Income tax expense	-	-	(2.2)	(2.2)

Net loss	(446.8)	(20.6)	(107.2)	(574.6)
Less: Net income (loss) attributable to:
Noncontrolling interest	-	-	(191.9)	(191.9)
Series 1 preferred unit distributions	-	-	22.5	22.5
Accretion of discount on Series 1 preferred units	-	-	1.2	1.2
Net income (loss) attributable to general and limited partner
ownership interests in Enbridge Energy Partners, L.P.	$(446.8)	$(20.6)	$61.0	$(406.4)

(1)	Corporate consists of interest expense, allowance for equity used during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	There were no intersegment revenues for the three months ended September 30, 2016.
(3)	Other income for our Natural Gas segment includes our equity investment in the Texas Express NGL system.

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	For the three months ended September 30, 2015
	Liquids	Natural Gas		Corporate (1)	Total
	(in millions)
Operating revenues: (2)
Commodity sales	$-	$609.9		$-	$609.9
Transportation and other services	606.7	51.1		-	657.8
	606.7	661.0		-	1,267.7
Operating expenses:
Commodity costs	-	522.7		-	522.7
Environmental costs, net of recoveries	1.1	-		-	1.1
Operating and administrative	183.2	94.1		3.3	280.6
Power	71.6	-		-	71.6
Depreciation and amortization	97.7	39.2		-	136.9
	353.6	656.0		3.3	1,012.9
Operating income (loss)	253.1	5.0		(3.3)	254.8
Interest expense, net	-	-		(88.2)	(88.2)
Allowance for equity used during construction	-	-		13.7	13.7
Other income (loss)	-	8.9	(3)	(0.1)	8.8

Income (loss) before income tax expense	253.1	13.9		(77.9)	189.1
Income tax expense	-	-		(4.6)	(4.6)

Net income (loss)	253.1	13.9		(82.5)	184.5
Less: Net income attributable to:
Noncontrolling interest	-	-		77.8	77.8
Series 1 preferred unit distributions	-	-		22.5	22.5
Accretion of discount on Series 1 preferred units	-	-		2.1	2.1
Net income (loss) attributable to general and limited partner
ownership interests in Enbridge Energy Partners, L.P.	$253.1	$13.9		$(184.9)	$82.1

(1)	Corporate consists of interest expense, allowance for equity used during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	There were no intersegment revenues for the three months ended September 30, 2015.
(3)	Other income for our Natural Gas segment includes our equity investment in the Texas Express NGL system.

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	As of and for the nine months ended September 30, 2016
	Liquids	Natural Gas	Corporate (1)	Total
	(in millions)
Operating revenues: (2)
Commodity sales	$-	$1,205.8	$-	$1,205.8
Transportation and other services	1,885.6	139.7	-	2,025.3
	1,885.6	1,345.5	-	3,231.1
Operating expenses:
Commodity costs	-	1,111.1	-	1,111.1
Environmental costs, net of recoveries	8.3	-	-	8.3
Operating and administrative	418.6	224.0	9.4	652.0
Power	206.8	-	-	206.8
Asset impairment	757.1	10.6	-	767.7
Depreciation and amortization	315.7	118.7	-	434.4
	1,706.5	1,464.4	9.4	3,180.3
Operating income (loss)	179.1	(118.9)	(9.4)	50.8
Interest expense, net	-	-	(326.7)	(326.7)
Allowance for equity used during construction	-	-	35.7	35.7
Other income	-	22.0 (3)	0.9	22.9
Income (loss) before income tax expense	179.1	(96.9)	(299.5)	(217.3)
Income tax expense	-	-	(7.2)	(7.2)
Net income (loss)	179.1	(96.9)	(306.7)	(224.5)
Less: Net income (loss) attributable to:
Noncontrolling interest	-	-	(52.8)	(52.8)
Series 1 preferred unit distributions	-	-	67.5	67.5
Accretion of discount on Series 1 preferred units	-	-	3.5	3.5
Net income (loss) attributable to general and limited partner
ownership interests in Enbridge Energy Partners, L.P.	$179.1	$(96.9)	$(324.9)	$(242.7)
Total assets	$13,104.9	$4,931.5 (4)	$63.6	$18,100.0
Capital expenditures (excluding acquisitions)	$655.4	$40.1	$1.1	$696.6

(1)	Corporate consists of interest expense, allowance for equity used during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	There were no intersegment revenues for the nine months ended September 30, 2016.
(3)	Other income for our Natural Gas segment includes our equity investment in the Texas Express NGL system.
(4)	Total assets for our Natural Gas segment includes $359.6 million for our equity investment in the Texas Express NGL system.

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	As of and for the nine months ended September 30, 2015

	Liquids	Natural Gas	Corporate (1)	Total
	(in millions)
Operating revenues: (2)
Commodity sales	$-	$2,163.7	$-	$2,163.7
Transportation and other services	1,694.8	150.9	-	1,845.7
	1,694.8	2,314.6	-	4,009.4
Operating expenses:
Commodity costs	-	1,972.4	-	1,972.4
Environmental costs, net of recoveries	1.1	-	-	1.1
Operating and administrative	429.9	264.1	10.9	704.9
Power	192.4	-	-	192.4
Goodwill impairment	-	246.7	-	246.7
Asset impairment	-	12.3	-	12.3
Depreciation and amortization	276.5	118.3	-	394.8
	899.9	2,613.8	10.9	3,524.6
Operating income (loss)	794.9	(299.2)	(10.9)	484.8
Interest expense, net	-	-	(214.5)	(214.5)
Allowance for equity used during construction	-	-	54.0	54.0
Other income	-	20.5 (3)	0.2	20.7

Income (loss) before income tax expense	794.9	(278.7)	(171.2)	345.0
Income tax expense	-	-	(3.2)	(3.2)

Net income (loss)	794.9	(278.7)	(174.4)	341.8
Less: Net income attributable to:
Noncontrolling interest	-	-	139.1	139.1
Series 1 preferred unit distributions	-	-	67.5	67.5
Accretion of discount on Series 1 preferred units	-	-	10.1	10.1
Net income (loss) attributable to general and limited partner
ownership interests in Enbridge Energy Partners, L.P.	$794.9	$(278.7)	$(391.1)	$125.1
Total assets	$13,059.0	$5,177.5 (4)	$152.1	$18,388.6
Capital expenditures (excluding acquisitions)	$1,485.4	$143.8	$3.5	$1,632.7

(1)	Corporate consists of interest expense, allowance for equity used during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	There were no intersegment revenues for the nine months ended September 30, 2015.
(3)	Other income for our Natural Gas segment includes our equity investment in the Texas Express NGL system.
(4)	Total assets for our Natural Gas segment includes $373.7 million for our equity investment in the Texas Express NGL system.

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